LEGG MASON TAX-FREE INCOME FUND
                    Legg Mason Maryland Tax-Free Income Trust

                       Supplement to the Prospectus dated
                                February 1, 2009

The following replaces the third paragraph in the section of the Prospectus on page 35 entitled "Account Policies - Frequent Trading of Fund Shares."

Under the fund's frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in three or more "Round Trips" (defined below) during any rolling 12-month period. However, the fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.



Effective July 1, 2009, the following replaces the first paragraph in the section of the Prospectus on page 40 entitled "Distributions and Taxes."


The fund declares dividends from any net investment income daily and pays them monthly. Shares will begin to earn dividends on the settlement date of purchase.



 This supplement should be retained with your Prospectus for future reference.

                     This supplement is dated May 26, 2009.


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